SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ISOTOPES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.

Title of each class of securities to which transaction applies:

2.

Aggregate number of securities to which transaction applies:

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.

Proposed maximum aggregate value of transaction:

5.

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.

Amount Previously Paid:

2.

Form, Schedule or Registration Statement No.:

3.

Filing Party:

4.

Date Filed:

INTERNATIONAL ISOTOPES INC.

4137 Commerce Circle

Idaho Falls, Idaho 83401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD July 20, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders to be held at 2:00 p.m., Mountain time, on Tuesday, July 20, 2010, at our offices located at 1359 Commerce Way, Idaho Falls, Idaho 83401, for the following purposes:

1.

To elect three directors to serve for a term of one year and until their successors are elected and qualified.

2.

To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as the independent auditors for the fiscal year ending December 31, 2010.

3.

To consider any other business that may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Important Notice Regarding the Availability of Proxy Materials

 for the Shareholder Meeting to be Held on July 20, 2010.

This Proxy Statement and our Annual Report to Shareholders are available at:

www.edocumentview.com/INIS.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were an International Isotopes Inc. shareholder as of the close of business on May 26, 2010.

Voting

Your vote is very important.  Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and to submit your proxy or voting instructions as soon as possible.  You may submit your proxy or voting instructions for the annual meeting by phone, on the internet or completing, signing, dating and returning your proxy card or voting instructions in the pre-addressed envelope provided.  For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card or voting instruction card.  You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS,

Steve T. Laflin

President and Chief Executive Officer

Idaho Falls, Idaho

June 3, 2010

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about June 3, 2010.

INTERNATIONAL ISOTOPES INC.

 4137 Commerce Circle

 Idaho Falls, Idaho 83401

 __________________

 PROXY STATEMENT

 __________________

 For Annual Meeting of Shareholders

To Be Held on July 20, 2010

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of International Isotopes Inc. (the “Company” or “International Isotopes”) for use at the Annual Meeting of Shareholders to be held July 20, 2010, at 2:00 p.m., Mountain time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our offices located at 1359 Commerce Way, Idaho Falls, Idaho 83401.

These proxy solicitation materials and our Annual Report to Shareholders for the fiscal year ended December 31, 2009, including financial statements, were mailed on or about June 3, 2010, to all stockholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q

Why am I receiving these materials?

A:

The Board of Directors of International Isotopes Inc. is providing these proxy materials for you in connection with International Isotopes’ annual meeting of shareholders, which will take place on July 20, 2010.  As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q

What information is contained in this proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:

How may I obtain International Isotopes’ annual report to shareholders and Form 10-K?

A:

A copy of our 2009 annual report (which contains our Form 10-K) is enclosed.

Shareholders may request any exhibit to the Form 10-K, for the year ended December 31, 2009, by specifically requesting a copy from our principal executive office at:

International Isotopes Inc.

 Attn:  Steve T. Laflin

 4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Copies of the 2009 Annual Report on Form 10-K are also available in the Investor Center section of our website at www.intisoid.com and at the SEC's EDGAR database on the SEC's website at www.sec.gov.

Q:

What items of business will be voted on at the annual meeting?

A:

The items of business scheduled to be voted on at the annual meeting are:

•

The election of directors; and

•

The ratification of the independent auditors for the 2010 fiscal year.

We will also consider any other business that properly comes before the annual meeting.

Q:

How does the Board recommend that I vote?

A:

Our Board recommends that you vote your shares "FOR" each of the nominees to the Board, and "FOR" the ratification of the independent auditors for the 2010 fiscal year.

Q:

What shares can I vote?

A:

Each share of International Isotopes common stock issued and outstanding as of the close of business on May 26, 2010, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You are entitled to one vote for each share of common stock you own. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had 293,929,827 shares of common stock issued and outstanding.

Q:

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with International Isotopes' transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by International Isotopes.  As the shareholder of record, you have the right to grant your voting proxy directly to International Isotopes or to vote in person at the meeting.  International Isotopes has enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:

How can I attend the annual meeting?

A:

You are entitled to attend the annual meeting only if you were an International Isotopes shareholder or joint holder as of the close of business on May 26, 2010 or you hold a valid proxy for the annual meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the annual meeting.  If you are not a shareholder of record but hold shares through a broker or nominee ( i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the May 26, 2010 record date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the annual meeting.  The meeting will begin promptly at 2:00 p.m., Mountain time.  If you need directions to the location of the annual meeting, please call Steve T. Laflin at the Company at (208) 524-5300.

Q:

How can I vote my shares in person at the annual meeting?

A:

Shares held in your name as the shareholder of record may be voted in person at the annual meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:

How can I vote my shares without attending the annual meeting?

A:

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of International Isotopes common stock may submit proxies by:

(1)  Completing, signing and dating their proxy card and mailing them in the accompanying pre-addressed envelope;

(2)  Accessing the Internet Voting Site at www.envisionreports.com/INIS and voting by following the instructions provided on the website; or

(3)  Calling 1-800-652-VOTE (8683) and voting by following the instructions provided on the phone line.

In order to vote via telephone or on the Internet, please have your proxy card in front of you.  Your proxy card contains the phone number and website needed to vote.  The proxy card will also contain the account number and proxy access number needed to vote via telephone or the Internet.  Upon entering either the phone number or Internet address, you will be instructed on how to proceed.

Q:

Can I change my vote?

A:

You may change your vote at any time prior to the vote at the annual meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Company's Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:

Who can help answer my questions?

A:

If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

International Isotopes Inc.

Attn:  Steve T. Laflin

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Q:

Is my vote confidential?

A.

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within International Isotopes or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to International Isotopes management.

Q:

How many shares must be present or represented to conduct business at the annual meeting?

A:

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of International Isotopes common stock entitled to vote must be present in person or represented by proxy.  Abstentions, votes withheld and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:

How are votes counted?

A:

In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

For any other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions and votes withheld have the same effect as a vote "AGAINST."  Broker non-votes have no effect.  If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items.  If you are a shareholder of record and you sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of International Isotopes' nominees to the Board, "FOR" ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q:

What is the voting requirement to approve each of the proposals?

A:

Directors are elected by a plurality of the votes cast, provided that a majority of the shares of common stock are present or represented and entitled to vote at the annual meeting. The three candidates who receive the greatest number of votes will be elected directors.

Abstentions are shares that abstain from voting on a particular matter. Abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting. Abstentions have no effect on Proposal No. 1, election of directors, since approval by a percentage of the shares present or outstanding is not required. Abstentions will have the same effect as a vote against Proposal No. 2.

Under the rules of the NYSE, if your broker holds your shares in its name (also known as “street name”), the broker is permitted to vote your shares on "discretionary" matters, even if it does not receive voting instructions from you.  Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote your shares. Beginning this year, brokers are no longer permitted to vote your shares for the election of directors. Therefore, we urge you to give voting instructions to your broker on all voting items. Shares that are not permitted to be voted by your broker are called “broker non-votes.” Broker non-votes are not considered.

Q:

Is cumulative voting permitted for the election of directors?

A:

No.  International Isotopes does not allow you to cumulate your vote in the election of directors.  For all matters proposed for shareholder action at the annual meeting, each share of common stock outstanding as of the close of business on May 26, 2010 is entitled to one vote.

Q:

What happens if additional matters are presented at the annual meeting?

A:

Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the persons named as proxy holders, Ralph M. Richart and Steve T. Laflin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving the Board.

Q:

Who will serve as inspector of elections?

A:

The inspector of elections will be a representative of International Isotopes Inc., and will be appointed at the annual meeting.

Q:

What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return, with respect to each International Isotopes proxy card and voting instruction card that you receive, or vote via phone or internet, as applicable.

Q:

How may I obtain a separate set of voting materials?

A:

If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions.  If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

International Isotopes Inc.

 Attn:  Steve T. Laflin

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q:

Who will bear the cost of soliciting votes for the annual meeting?

A:

International Isotopes is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.  Your cooperation in promptly voting your shares and submitting your proxy by telephone, Internet or by completing and returning the enclosed proxy card will help to avoid additional expense.

Q:

Where can I find the voting results of the annual meeting?

A:

We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission, or SEC, within four business days following the annual meeting.

Q:

What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in International Isotopes proxy statement for the annual meeting next year, the written proposal must be received by International Isotopes' Secretary at our principal executive offices no later than February 3, 2011.  If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in International Isotopes proxy statement is instead a reasonable time before the company begins to print and mail its proxy materials.  Such proposals must also comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

International Isotopes Inc.

Attn:  Steve T. Laflin

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

For a shareholder proposal that is not intended to be included in International Isotopes' proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of International Isotopes common stock to approve that proposal and give notice to International Isotopes' Secretary no later than April 19, 2011.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board.  Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to International Isotopes' Secretary at the address of our principal executive offices set forth above.

Q:

How may I communicate with International Isotopes' Board or the non-management directors on International Isotopes' Board?

A:

You may submit any communication intended for International Isotopes' Board or the non-management directors by directing the communication by mail addressed to:

Ralph M. Richart, Chairman of the Board

 P.O. Box 35

 Oakdale, NY 11769

or

Christopher Grosso

 480 Broadway, Suite 310

 Saratoga Springs, NY 12866

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

International Isotopes is committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace.  International Isotopes' Code of Ethics is available at www.intisoid.com in the Investor Center section of our website.

Board Independence

The Board has determined that each of the current directors and nominees, other than Steve T. Laflin, President and Chief Executive Officer, is independent under the NASDAQ listing rules.  Furthermore, the Board has determined that none of the members of any of International Isotopes' standing committees, other than Mr. Richart, has a material relationship with International Isotopes (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to International Isotopes) and each is "independent" within the meaning of NASDAQ's director independence standards under the NASDAQ Listing Rules.  However, Mr. Richart does not meet the independence requirements for audit committee members set forth in NASDAQ Listing Rule 5605 because he is an "affiliated person" under Exchange Act Rule 10A-3(b)(1) by virtue of his beneficial ownership of 25.4% of the Company's common stock.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has three directors and the following two committees: (1) Audit, and (2) Compensation.  Mr. Richart serves as the Chairman of the Board and Mr. Laflin serves as the President, Chief Executive Officer and a director of the Company.  The Company believes that having a separate Chairman and Chief Executive Officer is appropriate given the current characteristics of the Company's management.  Mr. Richart, with his experience in the medical device and pharmaceutical industries and his prior service on public company board of directors and corporate medical advisory boards, is most capable of effectively identifying strategic priorities, leading Board discussions and defining the Company's strategic objectives. Mr. Laflin, as the Chief Executive Officer, is the individual selected by the Board to manage the Company on a day-to-day basis, and his direct involvement in the Company’s operations allows him to provide valuable insights with respect to strategic planning and the operational requirements to meet the Company’s short- and long-term objectives.  The Company’s independent directors bring experience, oversight and expertise from outside the company and industry.

The 2009 membership and the function of each of the committees are described below.  The Audit Committee operates under a written charter adopted by the Board, which is available on International Isotopes' website at  www.intisoid.com in the Investor Center section.  The Compensation Committee does not have a written charter.  During fiscal 2009, the Board held five meetings. Each director attended at least 75% of all Board and applicable Committee meetings.  Directors are encouraged to attend annual meetings of International Isotopes shareholders and all directors attended the last annual meeting of shareholders.

Name of Director	Audit	Compensation
Non-Employee Directors:
Ralph M. Richart	X	X *
Christopher Grosso	X *	X
Employee Directors:
Steve T. Laflin
Number of Meetings in Fiscal 2009	1	1

X = Committee member; * = Chair

Audit Committee

The Audit Committee was established in January 1997.  The Audit Committee of the Board of Directors assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence and the performance of the Company's internal audit function and independent registered public accounting firm.  The Audit Committee is comprised of two members, Christopher Grosso and Mr. Ralph Richart.  Mr. Grosso is an "independent director" for audit committee service under NASDAQ Listing Rule 5605, as may be modified from time to time.  Mr. Richart is not an independent director for audit committee service under this rule because he is an "affiliated person" under Exchange Act Rule 10A-3(b)(1) by virtue of his beneficial ownership of 25.4% of the Company's common stock.  The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company's independent auditors.  The independent auditing firm reports directly to the Audit Committee.  The responsibility of the Audit Committee includes resolving disagreements between Company management and the auditor related to financial reporting.  The Audit Committee is responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters.  The Audit Committee has the authority to employ independent counsel and other advisors in connection with its duties.  The Board of Directors has determined that Mr. Richart and Mr. Grosso are "audit committee financial experts" based on their experience as disclosed in their respective biographies on page 8.

The report of the Audit Committee is included on page 15 of this proxy statement.  The Audit Committee held one meeting in 2009.

Compensation Committee.

The Compensation Committee was established in January 1997.  The Compensation Committee reviews the compensation and benefits of all officers of the Company, makes recommendations to the Board of Directors and reviews general policy matters relating to compensation and benefits of employees of the Company, including administration of the Company's 2006 Equity Incentive Plan.  The Compensation Committee held one meeting in 2009.  The Company does not use any compensation consultants to determine, or recommend, any compensation for its officers or directors.  Executive officers have no role in determining their own compensation.  The independent directors approve the compensation of our Chief Executive Officer.  The entire Board of Directors approves the compensation of our Chief Financial Officer.  The practice of the Board of Directors has been to require unanimous approval to approve any action with respect to director compensation.

Nominating Committee.

International Isotopes does not have a standing nominating committee or committee performing similar functions or a nominating committee charter. The Board of Directors believes it is appropriate not to have such a committee because the entire Board including both of the Company's independent Board members, Ralph M. Richart and Christopher Grosso, participate in the consideration of director nominees. Mr. Richart and Mr. Grosso are both "independent" under NASDAQ Listing Rule 5605, as may be modified from time to time. The Board will continue to assess the necessity of a nominating committee and will establish one if necessary in the future. The Board of Directors will consider nominees recommended by shareholders.

Consideration of Director Nominees

Shareholder Nominees.  The Board does not have a formal policy regarding the consideration of director candidates nominated by shareholders because the Board is small and there is low turnover among its members.  Shareholders may nominate director candidates in writing, including the nominee's name and qualifications for Board membership, directed to International Isotopes' Secretary at the address of its principal executive offices set forth above.

Director Qualifications.  Board members should have high standards of professional and personal ethics, integrity and values.  They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors.  They should be committed to acting in International Isotopes' best interests and to objectively assessing Board, committee and management performance.  They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of International Isotopes' business affairs.  Board members should be willing to avoid activities or interests that may create a conflict of interest with the director's responsibilities and duties to International Isotopes.

Identifying and Evaluating Nominees for Directors.  The Board will use a variety of methods for identifying and evaluating nominees for director.  In the event of a vacancy on the Board, various potential candidates for director will be considered.  Candidates may come to the Board's attention through current Board members, professional search firms, shareholders or other persons.  These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.  As noted above, properly submitted shareholder nominations for candidates to the Board will be considered.  Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board at a regularly scheduled meeting.  If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board.  In evaluating nominees, the Board will seek to achieve a balance of knowledge, experience and capability on the Board.

The Board’s Role in Risk Oversight

One of the Board's primary responsibilities under the Company's Corporate Governance Guidelines is reviewing the Company’s strategic plans and objectives, including the principal risk exposures of the Company.  The Board addresses at least annually, the principal current and future risk exposures of the Company.  The Board receives regular reports from members of senior management and professional consultants on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputation risks.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

 ELECTION OF DIRECTORS

International Isotopes' Board of Directors currently consists of three directors.  At the 2010 Annual Meeting, each current director will be elected to serve until the next annual meeting and until his or her successor is elected and qualified.  Information regarding the business experience of each nominee to the Board is provided below.  There are no family relationships among our executive officers and directors.

If you are a record holder and you sign your proxy card, but do not give instructions with respect to the voting of directors, your share will be voted "FOR" the three persons recommended by the Board.  If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card.

The Board expects that all of the nominees will be available to serve as directors.  In the event that any nominee should become unavailable, however, the proxy holders, Steve T. Laflin and Ralph M. Richart, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote "FOR" the election to the Board of each of the following nominees:

Ralph M. Richart was first elected to the Board of Directors in January 2002, and was elected by the Board to serve as Chairman in April 2002.  Mr. Richart is professor emeritus in the Department of Pathology at Columbia University College of Physicians and Surgeons, where he was employed from 1963 to 2006.   Mr. Richart has previously served on the Board of Directors of several publicly held companies and corporate medical advisory Boards.  From 1972 to 2006, he served as Chief Executive Officer of several privately held companies in the fields of medicine and electronics.  He has also consulted on clinical trials that resulted in FDA product approval, and he has served as an advisor to medical device and pharmaceutical companies as well as the Food and Drug Administration.  Mr. Richart is our largest shareholder. His professional experience gives him unique insights into the Company’s operations, strategic goals, and challenges.

Steve T. Laflin was first elected to the Board of Directors in June 2001.  Since August 2001, Mr. Laflin has served as President and Chief Executive Officer of the Company.  From 1996 to 2001, he served as President and General Manager of International Isotopes Idaho Inc., a subsidiary of the Company.  Mr. Laflin received a B.S. degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992.  In addition to his institutional knowledge from his long tenure of service to the Company and his position as the executive leader of our Company, Mr. Laflin's significant engineering and management background in the nuclear industry is invaluable to the Board.

Christopher Grosso was first elected to the Board of Directors in April 2002.  He has been a principal of Kershner Grosso, Inc., a New York based money management and investment banking firm, since 1998.  From 1989 to 1998, Mr. Grosso was a Senior Research Analyst and Portfolio Manager with Kershner Grosso.  He currently leads the firm's investment banking and venture capital activities.  Prior to joining Kershner Grosso, Mr. Grosso was with Howe and Rusling Investment Management and Chase Manhattan Bank.  Mr.  Grosso received a B.S. in Business Administration from Skidmore College.  Mr. Grosso's significant financial expertise, including extensive experience with capital markets, investment banking and venture capital transactions, provides invaluable expertise to our Board in matters regarding the Company's capital requirements and strategic direction.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed Hansen, Barnett & Maxwell, P.C. as independent auditors to audit International Isotopes' consolidated financial statements for the fiscal year ending December 31, 2010.  During fiscal 2009, Hansen, Barnett & Maxwell, P.C. served as International Isotopes' independent auditors.  Representatives of Hansen, Barnett & Maxwell, P.C. are expected to attend the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote "FOR" the ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as International Isotopes' independent auditors for the 2010 fiscal year.  If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

INDEPENDENT PUBLIC ACCOUNTANT FEES

Fees billed by Hanson, Barnett & Maxwell, P.C. in fiscal years 2009 and 2008 were as follows:

	FEES
Services Rendered	FY2009	FY2008
Audit Fees (1)	$81,316	$104,342
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$81,316	$104,342

(1)  For professional services for auditing International Isotopes' annual financial statements and reviewing the financial statements included in International Isotopes' Quarterly Reports on Form 10-Q.

The Audit Committee approved the engagement of the independent public accounting firm to provide audit services prior to the engagement and approved all of the independent auditor fees for 2009.

DIRECTORS AND MANAGEMENT

Our bylaws require that we have no fewer than one director, and provide that the Board fixes the number of directors from time to time. As of May 26, 2010, our Board of Directors consists of three directors. Each current director was elected at the 2009 annual meeting of shareholders to serve until the next annual meeting and until his successor is elected and qualified. Information regarding our directors and management is provided below.

Directors and Management

Names	Age	Principal Occupation	Positions with the Company
Ralph M. Richart	76	Professor Emeritus, Columbia University	Chairman of the Board
Steve T. Laflin	53	President and Chief Executive Officer, International Isotopes, Inc.	Director, President and Chief Executive Officer
Christopher Grosso	42	Principal, Kershner Grosso, Inc.	Director
Laurie A. McKenzie-Carter	53	Chief Financial Officer, International Isotopes, Inc.	Chief Financial Officer
John Miller	45	Radiation Safety and Regulatory Manager, International Isotopes, Inc.	Radiation Safety and Regulatory Manager

Please refer to the biographical information for Ralph M. Richart, Steve T. Laflin and Christopher Grosso set forth on page 8 for more information regarding these individuals.

Laurie A. McKenzie-Carter, has served as the Chief Financial Officer of the Company since November 2007.  Ms. McKenzie-Carter joined the Company in August 2007 as Chief Accounting Officer.  Previously she served as Chief Accountant for the Idaho Falls Arts Council, Inc. while also performing accounting functions for Miles Willard Technologies LP.  Her recent accounting work includes a full range of general accounting and tax work for both entities.  Ms. McKenzie-Carter has practiced as a public accountant in Idaho for over 20 years including individual and corporate income tax preparation and is a Certified Public Accountant licensed in the state of Idaho.

John Miller, has served as the Company’s Radiation Safety and Regulatory Manager since 2001. In addition to overseeing the Company’s overall radiation and safety programs, Mr. Miller is the lead individual for regulatory issues and licensing. Considering the extensive requirements for regulatory compliance, licensing, and permits, Mr. Miller plays an especially important role for the Company. Mr. Miller has over 25 years nuclear physics, safety, and licensing experience and has been instrumental in preparation and approval of the Company’s Nuclear Regulatory Commission (NRC) license for operations in Idaho and more than 20 subsequent amendments to that license. Mr. Miller was instrumental in the license application submitted to the NRC in December 2009, for the new uranium processing facility. Mr. Miller has a BS in Physics, an MS in Environmental Engineering, and is a Certified Health Physicist.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish International Isotopes with copies of all Section 16(a) forms they file.

Based upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities and Exchange Act of 1934, as amended, all such Forms were filed on a timely basis except for the following:

•

Christopher G. Grosso filed a late Form 4 for one transaction that occurred on May 4, 2009.

•

Ralph M. Richart filed a late Form 4 for one transaction that occurred on May 4, 2009.

•

Steve Laflin filed a late Form 4 for one transaction that occurred on May 4, 2009.

•

Laurie McKenzie-Carter filed a late Form 3 for a reporting event that occurred on October 31, 2007, and filed a late Form 4 for two transactions that occurred on May 4, 2009.

Code of Ethics

We have adopted a Code of Ethics for our principal executive officer, principal financial officer and principal accounting officer or controller. At the present time, Mr. Laflin serves as the Chief Executive Officer and Ms. Mckenzie-Carter serves as the Chief Financial Officer. The Code of Ethics is available under the "Investor Center" tab of our Web site at www.intisoid.com. If we waive, or implicitly waive, any material provision of the Code of Ethics, or substantively amend the Code of Ethics, we will disclose that fact on our website.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following table sets forth information regarding compensation for our President and Chief Executive Officer and Chief Financial Officer for fiscal years 2008 and 2009.  The Company has no other executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Total ($)
Steve T. Laflin	2009	$170,549	$35,000	$701,487	$907,036
President and CEO	2008	$166,146	$30,000	$-	$196,146

Laurie McKenzie-Carter	2009	$85,838	$7,500	$116,915	$210,253
CFO	2008	$67,479	$10,000	$-	$77,479

(1)  These amounts reflect the aggregate grant date fair value for stock options granted in 2009 and 2008 to the indicated named executive officer computed in accordance with FASB ASC Topic 718 "Compensation—Stock Compensation," excluding the effect of any estimated forfeitures. For information on the method and assumptions used to calculate the compensation costs, see Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009.

Employment Agreement.  In February 2007, the Company entered into an Employment Agreement with Mr. Laflin to serve as President and Chief Executive Officer at a base salary of $160,000, subject to adjustment annually by the Board of Directors under the terms of that agreement.  Mr. Laflin is also entitled to an annual bonus at the end of each year, at the discretion of the Board. Under the agreement, if the Company were dissolved or sold, or were to become a private company whose shares are no longer traded on a public exchange, the Board would have the power to terminate Mr. Laflin's employment and Mr. Laflin would be entitled to receive salary and benefits under the agreement through the date of termination and for an additional 12 months thereafter.  Mr. Laflin will be subject to a noncompetition and nonsolicitation provision.  The agreement terminated on February 28, 2010.  Mr. Laflin continues to serve as the President and Chief Executive Officer of the Company under the terms of this agreement while the Company and Mr. Laflin negotiate a new employment agreement.

Grants Under 2006 Equity Incentive Plan.  On May 4, 2009, the Company granted to the indicated named executive officers options to purchase shares of the Company's common stock as set forth in the table above.  The options may be exercised only to the extent that they are vested.  The options become vested and exercisable with respect to one-quarter of the award on the first anniversary of the grant date and 25% after each additional one-year period of continuous service and expire 10 years from the date of grant.

OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR END

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by the Company's Named Executive Officer at 2009 fiscal year-end.

			Option Awards
			Number of Securities Underlying Unexercised Options (#)
Name	Grant Date		Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steve T. Laflin	4/23/01	(1)	1,000,000	0	$0.076	4/23/11
Stock Options	2/27/02	(2)	10,000,000	0	$0.02	2/27/12
	5/4/09	(3)	0	3,000,000	$0.32	5/4/19

L. McKenzie-Carter	10/31/07	(4)	600,000	400,000	$0.70	10/31/22
Stock Options	5/4/09	(5)	0	500,000	$0.32	5/4/19

(1)  On April 23, 2001, the Company granted Mr. Laflin an option to purchase 1,000,000 shares of the Company's common stock.  The option became vested and exercisable with respect to 500,000 shares on April 23, 2001, 250,000 shares on April 23, 2002 and the remaining 250,000 shares in April 23, 2003.

(2)  On February 27, 2002, the Company granted Mr. Laflin an option to purchase 10,000,000 shares of the Company's common stock.  The option became vested and exercisable with respect to one-fourth of the 10,000,000 shares on February 27, 2002 and each anniversary thereof

(3)  On May 4, 2009, the Company granted Mr. Laflin an option to purchase 3,000,000 shares of the Company's common stock. The option becomes vested and exercisable with respect to one-quarter of the award on the first anniversary of the grant date and 25% after each additional one-year period of continuous service.

(4)  On October 31, 2007, the Company granted Ms. McKenzie-Carter an option to purchase 1,000,000 shares of the Company's common stock.  The option became vested and exercisable with respect to one-fifth of the 1,000,000 shares on October 29, 2007 and will vest with respect to one-fifth of the 1,000,000 on each anniversary thereof.

(5)  On May 4, 2009, the Company granted Ms. McKenzie-Carter an option to purchase 500,000 shares of the Company's common stock. The option becomes vested and exercisable with respect to one-quarter of the award on the first anniversary of the grant date and 25% after each additional one-year period of continuous service.

Change in Control Arrangements

Under the 2006 Equity Incentive Plan, to maintain all of the participants' rights in the event of a merger or consolidation where the Company is not the surviving company; the dissolution of the Company, or a transfer of all or substantially all of the assets of the Company, (i) any options and stock appreciation rights will become fully exercisable and vested to the full extent of the original grant and any restrictions applicable to any restricted stock or stock units will lapse, unless provision is otherwise made in writing in connection with the transaction for the substitution of securities of another corporation, (ii) all performance shares and performance units then vested will be immediately settled or distributed, and (iii) the plan administrator can provide a cash-out for awards in connection with the transaction.

Additionally, under Mr. Laflin's employment agreement, if the Company were dissolved or sold, or were to become a private company whose shares are no longer traded on a public exchange, the board would have the power to terminate Mr. Laflin's employment and Mr. Laflin would be entitled to receive salary and benefits under the agreement through the date of termination and for an additional 12 months thereafter.

2009 Director Compensation Table

The following table sets forth information regarding compensation for each of our nonemployee directors for fiscal year 2009.  We do not pay our non-employee directors retainer fees or other fees for service related to the Board or its committees.  We reimburse our non-employee directors for their costs associated with attending Board and committee meetings.  In 2009, those reimbursements were $2,423 for Ralph Richart and $2,240 for Christopher Grosso.

Name	Option Awards ($)(1)	All Other Compensation ($)(3)	Total ($)
Ralph M. Richart	$467,659	$—	$467,659
Christopher Grosso	$467,659	$—	$467,659

(1)

These amounts reflect the aggregate grant date fair value for option awards granted to the indicated director in fiscal 2009 computed in accordance with FASB ASC Topic 718 "Compensation—Stock Compensation." For information on the method and assumptions used to calculate the these amounts, see Note 9 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009. In calculating expense for nonemployee director stock options for financial statement reporting purposes, we do not assume any service-based forfeitures. As of December 31, 2009, the aggregate number of shares underlying outstanding option awards for each nonemployee director were: Mr. Richart—5,000,000 shares; and Mr. Grosso —5,000,000 shares.

Security Ownership of Certain Beneficial Owners

The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 20, 2010 by each person who is known to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock.  Except as otherwise indicated, each person named in the tables below has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by such person.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right. More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed above have sole voting and investment power with respect to the shares shown.

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of the company.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Kennerman Associates, Inc.(2) 480 Broadway, Suite 310 Saratoga Springs, New York 12866	106,572,480	35.1%

James J. Keane(3) 26 Hillwood Avenue Edison, NJ 08820	17,576,641	6.0%

Marie C. Keane (3) 26 Hillwood Avenue Edison, NJ 08820	15,738,855	5.4%

John M. McCormack(4) 1303 Campbell Road Houston, TX 77055	61,198,252	20.6%

William Nicholson(5) 121 Post Oak Lane, #2105 Houston, TX 77055	23,868,358	8.1%

Firebird Global Master Fund II, Ltd.(6) 152 West 57th Street, 24th Floor New York, New York 10019	29,491,374	9.9%

FG2 Advisors, LLC (6) 152 West 57th Street, 24th Floor New York, New York 10019	29,491,374	9.9%

James Passin (6) 152 West 57th Street, 24th Floor New York, New York 10019	29,491,374	9.9%

Harvey Sawikin (6) 152 West 57th Street, 24th Floor New York, New York 10019	29,491,374	9.9%

Ralph M. Richart(7) P.O. Box 35 Oakdale, NY 11769	77,057,285	25.4%

______________________

(1)  Unless otherwise indicated in these footnotes, to the knowledge of the Company, all shares are owned directly.

(2)  Represents shares reported on Schedule 13G/A dated February 16, 2010 for which Kennerman Associates, Inc. has shared dispositive power and includes shares of various investment advisory clients and shares held beneficially by Ralph M. Richart and Christopher Grosso, a principal of Kennerman Associates, Inc. Includes (i) 6,084,444 shares subject to warrants exercisable within 60 days of April 20, 2010, (ii) 3,000,000 shares subject to vested stock options exercisable within 60 days of April 20, 2010, and (iii) 857,144 shares subject to debentures convertible within 60 days of April 20, 2010.

(3)  Includes 15,738,855 shares that are held by Mr. and Mrs. Keane beneficially and jointly, with right of survivorship.  Mr. Keane's shares include 400,000 shares of common stock subject to warrants exercisable within 60 days of April 20, 2010, and 214,286 shares subject to debentures convertible within 60 days of April 20, 2010.

(4)  Includes 32,095,325 shares beneficially owned by family members.  Includes 2,300,000 shares of common stock subject to warrants exercisable within 60 days of April 20, 2010 held by Mr. McCormack and family members and 1,500,000 shares subject to debentures convertible within 60 days of April 20, 2010.

(5)  Includes 1,273972 shares subject to warrants exercisable within 60 days of April 20, 2010.

(6)  Represents shares reported on Schedule 13D/A dated February 24, 2010 and held by Firebird Global Master Fund II, Ltd., FG2 Advisors, LLC, James Passin and Harvey Sawikin.  Includes 1,013,409 shares of common stock subject to warrants exercisable within 60 days of April 20, 2010.  Excludes 8,042,146 shares of common stock subject to warrants which are immediately exercisable except to the extent that such conversion or exercise would result in beneficial ownership by the holder thereof of more than 9.9999% of the shares of common stock then issued and outstanding.

(7)  Includes (i) 6,084,444 subject to warrants exercisable within 60 days of April 20, 2010, (ii) 3,000,000 shares subject to vested stock options exercisable within 60 days of April 20, 2010, (iii) 428,572 shares subject to debentures convertible within 60 days of April 20, 2010, and (iv) 1,374,866 shares held in a Richart family trust of which Mr. Richart is a co-trustee.  This figure excludes 9,429,730 shares which are owned directly by Mr. Richart’s adult children.

Security Ownership of Management

The following table sets forth information regarding beneficial ownership of the Company's common stock as of April 20, 2010 by each of the Company's directors, executive officer and named executive officer and by the Company's directors and executive officer as a group.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Christopher Grosso(2) (5) 480 Broadway, Suite 310 Saratoga Springs, NY 12866	14,408,778	4.8%

Steve T. Laflin(3)	12,414,410	4.1%

Dr. Ralph M. Richart(4) (5) P.O. Box 35 Oakdale, NY 11769	77,057,285	25.4%

Laurie McKenzie-Carter(6)	604,193	*

Executive Officers and Directors as a Group (4 persons)	104,484,666	32.8%

______________________

*    Less than 1%.

(1)  Unless otherwise indicated in these footnotes, to the knowledge of the Company, all shares are owned directly.

(2)  Includes (i) 461,110 shares subject to warrants exercisable within 60 days of April 20, 2010, (ii) 3,000,000 shares subject to vested stock options exercisable within 60 days of  April 20, 2010, (iii) 4,064,873 shares held by family members, and (iv) 428,572 shares subject to debentures held by family members convertible within 60 days of April 20, 2010.  Excludes 96,053,684 shares of common stock owned by various investment advisory clients of Kennerman Associates, Inc. d/b/a Kershner Grosso & Co.

(3)  Mr. Laflin's address is that of the Company.  Includes 11,000,000 shares subject to stock options exercisable within 60 days of April 20, 2010.

(4)  Includes (i) 6,084,444 subject to warrants exercisable within 60 days of April 20, 2010, (ii) 3,000,000 shares subject to vested stock options exercisable within 60 days of April 20, 2010, (iii) 428,572 shares subject to debentures convertible within 60 days of April 20, 2010, and (iv) 1,374,866 shares held in a Richart family trust of which Mr. Richart is a co-trustee.  This figure excludes 9,429,730 shares which are owned directly by Mr. Richart’s adult children.

(5)  Mr. Grosso and Mr. Richart are members of a group pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, because Mr. Grosso has investment power of the shares owned by Mr. Richart.  The beneficial ownership number and percentage set forth in the table above for Mr. Grosso excludes 87,861,881 shares beneficially owned by Mr. Richart, his children or other family trusts.  Mr. Grosso disclaims beneficial ownership of shares owned by Mr. Richart, his children or other family trusts.

(6)  Ms. McKenzie-Carter's address is that of the Company.  Includes 600,000 shares subject to stock options exercisable within 60 days of April 20, 2010.

Transactions with Related Persons

On September 18, 2009, the Company entered into a Securities Purchase Agreement with certain institutional and private purchasers pursuant to which it sold to such investors 3,133,000 units consisting of (i) one (1) share of the Company's common stock one (1) Class G Warrant exercisable for a share of the Company's common stock at an exercise price of $0.40, for an aggregate sale price of approximately $940,000.  Mr. Richart purchased 416,667 units for a total purchase price of $125,000.  Mr. Grosso purchased 83,333 units for a total purchase price of $25,000.

On February 24, 2010, the Company entered into a Securities Purchase Agreement with certain institutional and private purchasers pursuant to which it sold to such investors convertible debentures for an aggregate of $3,075,000.  The convertible debentures accrue a fixed sum of interest equal to 6% of the principal amount automatically upon issuance and mature on August 24, 2011.  The convertible debentures are convertible at the option of each such investor into shares of the Company's common stock or any other class of equity securities issued by the Company for financing purposes after issuance of the convertible debentures, at an initial conversion price equal to $0.35, with respect to that portion of the convertible debenture converted into common stock, and  the per share subscription price of any other equity securities as set forth in the definitive transaction documents for the applicable equity financing transaction, with respect to that portion of the convertible debenture converted into other equity securities, subject to adjustment as set forth in the convertible debentures.  Upon maturity, the outstanding principal amount of the convertible debentures and all accrued but unpaid interest will be converted into common stock at a conversion price equal to the lesser of $0.35 and the average closing price of the common stock for the 120 consecutive trading days up to, but not including, the maturity date, subject to adjustment as set forth in the convertible debentures.

To the extent any of the convertible debentures are outstanding as of the maturity date and are automatically converted pursuant to the terms of the debentures, then the investors holding such debentures will also receive Class H warrants to purchase the number of shares of common stock equal to one half of the number of shares of common stock issued upon automatic conversion of the debenture, at a per share exercise price equal to the lower of $.60 and 120% of the average closing price of the common stock for the 120 consecutive trading days up to, but not including, the maturity date.  Mr. Richart subscribed for convertible debentures with a total principal balance equal to $150,000.  Frank Grosso, Mr. Grosso's father, subscribed for convertible debentures with a total principal balance equal to $150,000.

AUDIT COMMITTEE REPORT

Report of the Audit Committee

The Audit Committee has:  (i) reviewed and discussed the audited financial statements of the Company with Company management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as may be modified or supplemented; and (iii) received the written disclosures and the letter from the independent accountant regarding the accountant's independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (iv) discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year 2009 for filing with the Securities and Exchange Commission.

Audit Committee Report Submitted by:

Christopher Grosso, Chairman

Ralph M. Richart

HOUSEHOLDING

As permitted by the SEC’s proxy statement rules, the Company will deliver only one Annual Report and Proxy Statement to multiple shareholders sharing the same address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will, upon written or oral request, promptly deliver a separate copy of the Annual Report or Proxy Statement to a shareholder at a shared address to which a single copy of the Annual Report and Proxy Statement was delivered and will include instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Annual Report or Proxy Statement. Registered shareholders wishing to receive a separate annual report or proxy statement in the future or registered shareholders sharing an address wishing to receive a single copy of the annual report and proxy statement in the future may contact the Company’s transfer agent:

Computershare

250 Royall Street

Canton, MA 02021

Tele: 800.962.4284

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Steve Laflin
Steve Laflin, President and Chief Executive Officer

Idaho Falls, Idaho

June 3, 2010

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods.

outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by

12:00 a.m., Mountain Time, on July 20, 2010.

Vote by Internet

• Log on to the Internet and go to

www.envisionreports.com/INIS

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United

States, Canada & Puerto Rico any time on a touch tone

telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERENT OR TELEPHONE, FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

INTERNATIONAL ISOTOPES INC.

1359 Commerce Way, Idaho Falls, ID 83401

Annual Meeting of Shareholders of International Isotopes Inc. to be held on July 20, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

A Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.  ELECTION OF DIRECTORS

	For	Withhold		For	Withhold		For	Withhold
01 – STEVE T. LAFLIN	[ ]	[ ]	02 – CHRISTOPHER GROSSO	[ ]	[ ]	03 – RALPH M. RICHART	[ ]	[ ]

	For	Against	Abstain
2. RATIFICATION OF INDEPENDENT AUDITORS	[ ]	[ ]	[ ]
The ratification of Hansen, Barnett & Maxwell P.C. as the independent auditors for the fiscal year ending December 31, 2010.

B Non-Voting Items

Change of Address – Please print your new address below.

C Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – International Isotopes Inc.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT; AND FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned shareholder(s) hereby appoint(s) Steve T. Laflin and Ralph M. Richart, and either of them, Proxies with full power of substitution in each and hereby authorize(s) them to represent and vote, as designated above, all the shares of Common Stock held of record by the undersigned on May 26, 2010, at the Annual Meeting of Shareholders of International Isotopes Inc., to be held at 2:00 p.m. Mountain time on July 20, 2010, at 1359 Commerce Way, Idaho Falls, Idaho 83401, or any adjournments or postponements thereof.  The proxies are authorized to vote upon the proposals on the reverse side and, in their discretion, upon all other matters that may properly come before the Annual Meeting of Stockholders.

(Continued and to be signed on the reverse side.)